Exhibit 10.27

THIS DEED is made BETWEEN:

(1)BICYCLETX LIMITED a company incorporated under the laws of England and Wales with company number 11036101 and its registered office at Building 900, Babraham Research Campus, Babraham, Cambridgeshire, CB22 3AT, United Kingdom (the “BicycleTX”); and

(2)	[EXECUTIVE NAME] of [executive address] (the “Executive”),

together, the “Parties”.

RECITALS:

(A)The Parties entered into a Service Agreement on [DATE], as amended and/or amended and restated from time to time (the “Service Agreement”).

(B)The Service Agreement provides that the Executive’s salary be denominated in USD and converted and paid in GBP.

(C)The Parties wish to amend the Service Agreement so that the Executive’s salary shall be calculated and paid in GBP, effective on and from 1 January 2021.

IT IS AGREED as follows:

1.The Parties hereby agree that the Service Agreement shall be amended such that, effective on and from 1 January 2021, the Executive’s salary shall be established and paid in GBP and that Executive’s Salary on and from 1 January 2021 (subject to review in accordance with the terms of the Service Agreement) shall be GBP[●].

2.Save as provided herein, the terms of the Service Agreement shall remain in full force and effect.

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Exhibit 10.27

Executed and delivered as a Deed by BICYCLETX LIMITED acting by a director:

(Director)

on:  day of  2021

in the presence of:

Witness Name: Witness Address:

Executed and delivered as a Deed by:

[EXECUTIVE NAME]:

Name:

on:  day of  2021

in the presence of:

Witness Name: Witness Address: